Exhibit 4.1

INTRINSIC MEDICINE NUMBER IM INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SHARES CUSIP 46125J 101 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS This certifies that is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF INTRINSIC MEDICINE, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (BROOKLYN, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE CHIEF EXECUTIVE OFFICER PRESIDENT CMEDIC S I PO IN I N R RA E, R O TE I T C N N C I SEAL . August 20, 2018 HD EH EL AWAR

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM –    as tenants in common UNIF GIFT MIN ACT – .........................                Custodian .........................    TEN ENT –    as tenants by the entireties                (Cust) (Minor) JT TEN –    as joint tenants with right of under Uniform Gifts to Minors                survivorship and not as tenants Act.............................................................................. (State)                in common    COM PROP –    as community property UNIF TRF MIN ACT – ................. Custodian (until age ..................)    (Cust) ..................................... (Minor) under Uniform Transfers to Minors Act............................................................ (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, _____________________________________________________ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated X X Signature(s) Guaranteed: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE    FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY    CHANGE WHATSOEVER. By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.